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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 1, 2003
                                                ----------------

Minghua Group International Holdings Limited
------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          New York                       0-30183             134025362
------------------------------    ----------------------    ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                 Identification No.)

54 Pine Street, Suite 3, New York, New York     10005
------------------------------------------------------------------------
(Address of principal executive offices)         (Zip  Code)



Registrant's telephone number, including area code 212-809-8009
                                                   -----------------

           ----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Livingston, Wachtell & Co., LLP, the independent accountants that were previously engaged as the principal accountant to audit the registrant's financial statements, declined to perform the audit for the fiscal year ended December 31, 2002, because of the inability and unwillingness to perform auditing work in Hong Kong and China during the continuing health hazard there from severe acute respiratory syndrome (SARS). KND & Co., CPA Limited has been engaged by the board of directors to audit the registrant's financial statements for the last fiscal year.

The former principal accountants' report on the financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The former principal accountants' report of the financial statements for the fiscal year ended December 31, 2001 did contain a "going concern" comment in respect of the registrant's recurring losses from operations and net capital deficiency, did not contain a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The registrant has authorized the former principal accountant to respond fully to any inquiries of a successor principal accountant. The registrant did not consult with any successor principal accountant regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure prior to any proposed engagement.

The registrant has provided the proposed successor principal accountant with a copy of the disclosure made in response to Item 304 of Regulation S-K, included herein, with the request that the proposed successor furnish to the registrant a letter addressed to the Securities and Exchange Commission
(SEC) containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant.

The registrant has provided the former principal accountant with a copy of the disclosures made in response to Item 304 of Regulation S-K, included herein, with the request that the former principal accountant furnish the registrant, within 10 days, with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit 1  Letter from Livingston, Wachtell & Co., LLP dated April 15,
               2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MINGHUA GROUP INTERNATIONAL
                                 HOLDINGS LIMITED


Date: April 15, 2003               By_____________________
                                 Name: Albert Wong
                                 Position:Director, Chief
                                                Executive Officer




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